EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Goldman Sachs Trust - ILA Tax-Exempt Diversified Name of Underwriter From Who
Purchased:
BANC OF AMERICA SECURITIES

Names of Underwriting syndicate members:
BANK OF AMERICA SECURITIES LLC
LEHMAN BROTHERS
MORGAN STANLEY
BEAR, STEARS & CO., INC.
FIRST UNION NATIONAL BANK
GOLDMAN, SACHS & CO.
MERRILL LYNCH & CO.
ABN AMRO FINANCIAL SERVICES, INC.
PRUDENTIAL SECURITIES
SALOMON SMITH BARNEY
UBS PAINE WEBBER INC.

Name of Issuer:
Commonwealth of Puerto Rico

Title of Security:
Puerto Rico TRANS

Date of First Offering:
10/4/01

Dollar Amount Purchased:
$32,227,520

Number of Shares Purchased:
NA

Price Per Unit:
100.711

Resolution Approved by the Board of Trustees:

Goldman Sachs Trust - ILA California
Name of Underwriter From Who Purchased:
BANC OF AMERICA SECURITIES

Names of Underwriting syndicate members:
BANK OF AMERICA SECURITIES LLC
LEHMAN BROTHERS
MORGAN STANLEY
BEAR, STEARS & CO., INC.
FIRST UNION NATIONAL BANK
GOLDMAN, SACHS & CO.
MERRILL LYNCH & CO.
ABN AMRO FINANCIAL SERVICES, INC.
PRUDENTIAL SECURITIES
SALOMON SMITH BARNEY
UBS PAINE WEBBER INC.

Name of Issuer:
Commonwealth of Puerto Rico

Title of Security:
Puerto Rico TRANS

Date of First Offering:
10/4/01

Dollar Amount Purchased:
$18,127,980

Number of Shares Purchased:
NA

Price Per Unit:
100.711

Resolution Approved by the Board of Trustees:

Goldman Sachs Trust - ILA New York Name of Underwriter From Who Purchased:
BANC OF AMERICA SECURITIES

Names of Underwriting syndicate members:
BANK OF AMERICA SECURITIES LLC
LEHMAN BROTHERS
MORGAN STANLEY
BEAR, STEARS & CO., INC.
FIRST UNION NATIONAL BANK
GOLDMAN, SACHS & CO.
MERRILL LYNCH & CO.
ABN AMRO FINANCIAL SERVICES, INC.
PRUDENTIAL SECURITIES
SALOMON SMITH BARNEY
UBS PAINE WEBBER INC.

Name of Issuer:
Commonwealth of Puerto Rico

Title of Security:
Puerto Rico TRANS

Date of First Offering:
10/4/01

Dollar Amount Purchased:
$9,063,990

Number of Shares Purchased:
NA

Price Per Unit:
100.711

Resolution Approved by the Board of Trustees:

Goldman Sachs Trust - Financial Square Tax-Free Name of Underwriter From Who
Purchased:
BANC OF AMERICA SECURITIES

Names of Underwriting syndicate members:
BANK OF AMERICA SECURITIES LLC
LEHMAN BROTHERS
MORGAN STANLEY
BEAR, STEARS & CO., INC.
FIRST UNION NATIONAL BANK
GOLDMAN, SACHS & CO.
MERRILL LYNCH & CO.
ABN AMRO FINANCIAL SERVICES, INC.
PRUDENTIAL SECURITIES
SALOMON SMITH BARNEY
UBS PAINE WEBBER INC.

Name of Issuer:
Commonwealth of Puerto Rico

Title of Security:
Puerto Rico TRANS

Date of First Offering:
10/4/01

Dollar Amount Purchased:
32,227,520

Number of Shares Purchased:
NA

Price Per Unit:
100.711

Resolution Approved by the Board of Trustees:

EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Goldman Sachs Trust - ILA Tax-Exempt Diversified Name of Underwriter From Who
Purchased:
BEAR STEARNS

Names of Underwriting syndicate members:

BEAR, STEARNS & CO. INC.        DAVID LERNER ASSOCIATES, INC.
LEHMAN BROTHERS INC.            LEBENTHAL & CO., INC.
MORGAN STANLEY                  M.R. BEAL & COMPANY
DAIN RAUSCHER, INC.             CIBC OPPENHEIMER
FIRST ALBANY CORPORATION        QUICK & REILLY, INC.
GOLDMAN, SACHS & CO.            ROOSEVELT & CROSS INCORPORATED
JPMORGAN                        SIEBERT BRANDFORD SHANK & CO. LLC
MERRILL LYNCH & CO.
UBS PAINEWEBBER INC.
RAMIREZ & CO., INC.
SALOMON SMITH BARNEY
ADVEST, INC.
APEX PRYOR SECURITIES

Name of Issuer:
New York City TFA

Title of Security:
NYC TFA Recovery Notes

Date of First Offering:
10/2/01

Dollar Amount Purchased:
$10,109,000

Number of Shares Purchased:
NA

Price Per Unit:
101.090

Resolution Approved by the Board of Trustees:

EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Goldman Sachs Trust - ILA New York Name of Underwriter From Who Purchased:
BEAR STEARNS

Names of Underwriting syndicate members:

BEAR, STEARNS & CO. INC.        DAVID LERNER ASSOCIATES, INC.
LEHMAN BROTHERS INC.            LEBENTHAL & CO., INC.
MORGAN STANLEY                  M.R. BEAL & COMPANY
DAIN RAUSCHER, INC.             CIBC OPPENHEIMER
FIRST ALBANY CORPORATION        QUICK & REILLY, INC.
GOLDMAN, SACHS & CO.            ROOSEVELT & CROSS INCORPORATED
JPMORGAN                        SIEBERT BRANDFORD SHANK & CO. LLC
MERRILL LYNCH & CO.
UBS PAINEWEBBER INC.
RAMIREZ & CO., INC.
SALOMON SMITH BARNEY
ADVEST, INC.
APEX PRYOR SECURITIES

Name of Issuer:
New York City TFA

Title of Security:
NYC TFA Recovery Notes

Date of First Offering:
10/2/01

Dollar Amount Purchased:
$5,054,500

Number of Shares Purchased:
NA

Price Per Unit:
101.090

Resolution Approved by the Board of Trustees:

EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Goldman Sachs Trust - Financial Square Tax-Free Name of Underwriter From Who
Purchased:
BEAR STEARNS

Names of Underwriting syndicate members:

BEAR, STEARNS & CO. INC.        DAVID LERNER ASSOCIATES, INC.
LEHMAN BROTHERS INC.            LEBENTHAL & CO., INC.
MORGAN STANLEY                  M.R. BEAL & COMPANY
DAIN RAUSCHER, INC.             CIBC OPPENHEIMER
FIRST ALBANY CORPORATION        QUICK & REILLY, INC.
GOLDMAN, SACHS & CO.            ROOSEVELT & CROSS INCORPORATED
JPMORGAN                        SIEBERT BRANDFORD SHANK & CO. LLC
MERRILL LYNCH & CO.
UBS PAINEWEBBER INC.
RAMIREZ & CO., INC.
SALOMON SMITH BARNEY
ADVEST, INC.
APEX PRYOR SECURITIES

Name of Issuer:
New York City TFA

Title of Security:
NYC TFA Recovery Notes

Date of First Offering:
10/2/01

Dollar Amount Purchased:
$10,109,000

Number of Shares Purchased:
NA

Price Per Unit:
101.090

Resolution Approved by the Board of Trustees:

EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Goldman Sachs Trust - Goldman Sachs Internet Tollkeeper Fund
Name of Underwriter From Who Purchased:
BEAR STEARNS & CO.
MERRILL LYNCH PIERCE, FENNE & SMITH INC
CREDIT LYONNAIS
BANK OF AMERICA
SALOMON SMITH BARNEY

Names of Underwriting syndicate members:

BEAR, STEARNS & CO. INC.
MERRILL LYNCH & CO.
SALOMON SMITH BARNEY
BANK OF AMERICA
GOLDMAN, SACHS
LEHMAN BROTHERS INC.
CREDIT LYONNAIS
CAIN RAUSCHER
JPMORGAN
SG COWEN

Name of Issuer:
Cablevision Corporation

Title of Security:
Cablevision Corporation

Date of First Offering:
10/17/01

Dollar Amount Purchased:
$15,311,815.00

Number of Shares Purchased:
614,100

Price Per Unit:
$36.05

Resolution Approved by the Board of Trustees: